SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

BIO-KEY INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 30, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of BIO-key International, Inc., on Thursday, June 13, 2019, at 10:00 a.m., local time, at the offices of Fox Rothschild LLP, 997 Lenox Drive, Building 3, Lawrenceville, NJ 08648.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please exercise your right to vote by signing, dating and returning your proxy card in the enclosed envelope, voting by internet, or voting by telephone as described in the Proxy Statement. Your shares will be voted in accordance with the instructions you have given in your proxy.

Our board of directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours, Michael W. DePasquale Chairman and Chief Executive Officer

BIO-key International, Inc.
3349 Highway 138, Building A, Suite E
Wall, NJ 07719

Notice of Annual Meeting of Stockholders
Thursday, June 13, 2019

To Our Stockholders:

The Annual Meeting of Stockholders of BIO-key International. Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 13, 2019, at 10:00 a.m., local time, at the offices of Fox Rothschild LLP, 997 Lenox Drive, Building 3, Lawrenceville, NJ 08648, for the following purposes:

1.     To elect eight members of the board of directors to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.     To adopt an amendment to the BIO-key International, Inc. 2015 Equity Incentive Plan;

3.     To ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

4.     To approve, on an advisory basis, our executive compensation; and

5.     To transact such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

All stockholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on April 22, 2019, are entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors Michael W. DePasquale Chairman of the Board of Directors

Wall, NJ
April 30, 2019

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
PRINCIPAL STOCKHOLDERS	6
PROPOSAL 1: ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	10
CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	12
EXECUTIVE COMPENSATION	14
DIRECTOR COMPENSATION	18
PROPOSAL 2: APPROVAL OF AMENDMENT TO THE BIO-KEY INTERNATIONAL, INC. 2015 EQUITY INCENTIVE PLAN	19
EQUITY COMPENSATION PLAN INFORMATION	27
PROPOSAL 3: RATIFICATION OF THE SELECTION OF ROTENBERG MERIL SOLOMON BERTIGER & GUTTILLA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019	28
REPORT OF THE AUDIT COMMITTEE	29
PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION	30
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	31
STOCKHOLDER PROPOSALS	31
STOCKHOLDER COMMUNICATIONS	32
OTHER MATTERS	32
ANNUAL REPORT ON FORM 10-K	32
WHERE YOU CAN FIND MORE INFORMATION	32

i

BIO-key International, Inc.
3349 Highway 138, Building A, Suite E
Wall, NJ 07719

PROXY STATEMENT
2019 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited by the board of directors of BIO-key International, Inc. (the “Company,” “we” or “us”) for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 13, 2019, at 10:00 a.m., local time, at the offices of Fox Rothschild LLP, 997 Lenox Drive, Building 3, Lawrenceville, NJ 08648, and at any continuation, adjournment or postponement thereof.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who Can Attend and Vote

Only holders of our common stock of record at the close of business on April 22, 2019, the record date, are entitled to notice of and to vote at the Annual Meeting, and at any continuation(s), postponement(s) or adjournment(s) thereof. As of the record date, 14,071,688 shares of our common stock, par value $.0001 per share (“common stock”), were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting. The common stock does not have cumulative voting rights.

Voting Your Shares

If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote in person at the Annual Meeting or by completing, dating and signing the proxy and promptly returning it, by telephone, or electronically through the internet by following the instructions included on your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal or, in the case of the election of directors, as a vote “for” election of the eight nominees presented by the board of directors.

If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the internet in accordance with the voting instructions provided by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote in person at the Annual Meeting.

Applicable stock exchange rules restrict when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director elections, executive compensation, and other significant matters absent instructions from the beneficial owner. As a result, if you are a street name stockholder, and you do not give voting instructions, the holder of record will not be permitted to vote your shares with respect to Proposal No. 1-Election of Directors Proposal, Proposal No. 2-Amendment to 2015 Equity Incentive Plan, or Proposal No. 4-Advisory Vote on Executive Compensation and your shares will be considered “broker non-votes” with respect to these proposals. Although any broker non-votes would be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to each of Proposal Nos. 1, 2 and 4. If you are a street name stockholder, and you do not give voting instructions, the record holder will be entitled to vote your shares with respect to Proposal No. 3-Ratification of the Appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2019 in its discretion.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access. These charges include usage charges from telephone companies and internet access providers. The stockholder will bear the cost of these charges.

Procedural Matters

If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●

By Internet. You may submit a proxy electronically via the internet by following the instructions provided on the proxy card. Please have your proxy card in hand when you access the website. Internet voting facilities will close at 11:59 p.m. ET on June 12, 2019.

●

By Telephone. You may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have the proxy card in hand when you call. Telephone voting facilities will close at 11:59 p.m. ET on June 12, 2019.

●

By Mail. You may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the Annual Meeting so that your shares will be voted even if you are unable to attend.

●

In Person. If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

Quorum

The presence at the Annual Meeting in person or by proxy of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.

Required Vote, Abstentions and Broker Non-Votes

Only stockholders of record at the close of business on April 22, 2019 have the right to vote at the Annual Meeting. The proposals at the Annual Meeting will require the following votes:

●

Directors will be elected by a plurality of all votes cast. You may vote “FOR ALL NOMINEES,” “WITHHOLD FOR ALL NOMINEES” or “FOR ALL EXCEPT” for the director nominees. Withheld votes and broker non-votes will have no effect on Proposal No. 1.

●

Approval of the amendment to the BIO-key International, Inc. 2015 Equity Incentive Plan will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the amendment to the BIO-key International, Inc. 2015 Equity Incentive Plan. Abstentions will have the same effect as a vote against Proposal No. 2 and broker non-votes will have no effect on Proposal No. 2.

●

Ratification of the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm. Abstentions will have the same effect as a vote against Proposal No. 3. We do not expect any broker non-votes in connection with respect to Proposal No. 3.

●

Approval, on an advisory basis, of our executive compensation will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve, on an advisory basis, our executive compensation. Abstentions will have the same effect as a vote against Proposal No. 4 and broker non-votes will have no effect on Proposal No. 4.

A “withheld vote,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the selection of our independent registered public accounting firm, or the proposal regarding the approval, on an advisory basis, of our executive compensation, represents a stockholder’s affirmative choice to decline to vote on a proposal.

Generally, “broker non-votes” occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares. As a result, we do not expect any broker non-votes in connection with the ratification of our independent registered public accounting firm.

Default Voting

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the board’s recommendations, which are as follows:

●	FOR the election of the eight persons named in this proxy statement as the board’s nominees for election as directors;

●	FOR the approval of the amendment to the BIO-key International, Inc. 2015 Equity Incentive Plan;

●	FOR the ratification of the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the year ending December 31, 2019;

●	FOR the approval, on an advisory basis, of our executive compensation; and

●	FOR approval of authority to transact such other business as may properly come before the Annual Meeting.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A stockholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Expenses of Solicitation

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Annual Meeting of Stockholders, proxy statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and at our corporate offices located at 3349 Highway 138, Building A, Suite E, Wall, NJ 07719 beginning June 3, 2019, during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Householding/Delivery of Documents to Stockholders

The SEC rules permit registrants to adopt a procedure called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one set of proxy materials, unless one or more of these stockholders notifies the registrant that they wish to continue receiving individual sets. This procedure reduces printing costs and postage fees incurred by the registrant.

We have not adopted this householding procedure with respect to our record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of our common stock. If your family has multiple accounts by which you hold common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple sets. Those options are available to you at any time.

Beginning on or about May 3, 2019, we mailed to our stockholders our Annual Report on Form 10-K for the year ended December 31, 2018, which includes our audited consolidated financial statements, together with these proxy materials.

PRINCIPAL STOCKHOLDERS

Common Stock

The following table sets forth, as of April 22, 2019, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of April 22, 2019 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 14,071,688 shares of common stock outstanding on April 22, 2019.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class

Michael W. DePasquale	271,529 (2)	1.9%
Cecilia Welch	122,083 (3)	*
Mira LaCous	96,875 (4)	*
Thomas Gilley	31,758 (5)	*
Thomas E. Bush, III	26,372 (5)	*
Pieter Knook	18,659 (6)	*
Robert J. Michel	22,071 (6)	*
Fabian Shin	4,743 (7)	*
Wong Kwok Fong (Kelvin)	4,390,708 (8)	31%
Yao Jianhui	4,258 (9)	*
Micron Technology Development Limited	2,178,484 (10)	15.5%
Giant Leap International, Ltd.	958,289 (11)	6.8%

All officers and directors as a group (10) persons	4,989,056	34.1%

*	Less than 1%
(1)	Unless otherwise indicated, the address of each person listed below is c/o BIO-key International, Inc., 3349 Highway 138, Building A, Suite E, Wall, NJ 07719.
(2)	Includes 261,112 shares issuable on exercise of options. Does not include 138,891 shares issuable upon exercise of options subject to vesting.
(3)	Consists of shares issuable upon exercise of options. Does not include 85,001 shares issuable upon exercise of options subject to vesting.
(4)	Consists of shares issuable upon exercise of options. Does not include 54,168 shares issuable upon exercise of options subject to vesting.
(5)	Includes 12,374 shares issuable on exercise of options. Does not include 6,835 shares issuable upon exercise of options subject to vesting.
(6)	Includes 7,165 shares issuable on exercise of options. Does not include 6,835 shares issuable upon exercise of options subject to vesting.
(7)

Includes 499 shares issuable on exercise of options. Does not include 3,501 shares issuable upon exercise of options subject to vesting.  The address of Mr. Shin is Flat B, 23/F, Tower 2B, 19 Tong Yin Street, The WINGS IIIA, Tseung Kwan O New Territories, Hong Kong.

(8)

Includes 111,110 shares issuable on exercise of options. Does not include 105,558 shares issuable upon exercise of options subject to vesting. The address of Kelvin is Flat C, 27/F, Block 5, Grand Pacific Views, Siu Lam, Hong Kong N7.

(9)

Includes 499 shares issuable of exercise of options. Does not include 1,001 shares issuable upon exercise of options subject to vesting. Does not include 958,289 shares of common stock owned of record by Giant Leap International, Ltd, or 2,178,484 shares of common stock owned of record by Micron Technology Development Limited. Also does not include 88,875 shares of common stock owned by China Goldjoy Group Limited. Giant Leap International Ltd is an indirect wholly-owned subsidiary, and Micron Technology Development Limited is an indirect majority-owned subsidiary of China Goldjoy Group Limited. As the chairman of the board of directors of China Goldjoy Group Limited, Mr. Yao shares voting and dispositive power over these shares. The address of Mr. Yao is Suites 2601-2, 26/F Tower 2, Nina Tower, 8 Yeung UK Road, Tsuen Wan, Hong Kong TWTL 353.

(10)	The address of Micron Technology Development Limited is Unit 1903, 19/F, Tower 2, Lippo Centre NO. 89 Queensway, Hong Kong
(11)	The address of Giant leap International, Ltd. is Cricket Square, Hutchins Drive P.O. Box 2681 Grand Cayman, Cayman Islands KY7-1111.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors is presently comprised of eight members who hold office until each director’s successor is elected and qualified, or until such director’s earlier resignation or removal. Each nominee for director has been nominated for a one-year term to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected and have qualified.

Our nominating and corporate governance committee recommended Messrs. DePasquale, Wong, Michel, Bush, Knook, Gilley, Jianhui and Shin as nominees to our board of directors. Each of the nominees for election is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

The nominees have consented to being nominated and have expressed their intention to serve if elected. We have no reason to believe that the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. In the event any of the nominees recommended by our nominating and corporate governance committee should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the board of directors or the board of directors may elect to reduce its size. Only the nominees or substitute nominees designated by the board of directors will be eligible to stand for election as directors at the Annual Meeting.

Nominees for Board of Directors

We believe that our board of directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: technology applications, development, and distribution; accounting and finance; government affairs; design, innovation and engineering; strategic planning; human resources and development practices; and board practices of other corporations. We believe that our current board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each board member below. The principal occupation, business experience for at least the past five years, and the age as of April 22, 2019, of each director nominee is included below.

Michael W. DePasquale, 64, has served as our Chief Executive Officer and a Director since January 3, 2003, and Chairman of the Board since January 29, 2014. He served as Co-Chief Executive Officer of the Company from July 2005 to August 2006. Mr. DePasquale brings more than 30 years of executive management, sales and marketing experience to the Company. Prior to joining us, Mr. DePasquale served as the President and Chief Executive Officer of Prism eSolutions, Inc., a Pennsylvania-based provider of professional consulting services and online solutions for ISO-9001/14000 certification for customers in manufacturing, healthcare and government markets, since February 2001. From December 1999 through December 2000, Mr. DePasquale served as Group Vice President for WRC Media, a New York-based distributor of supplemental education products and software. From January 1996 until December 1999, Mr. DePasquale served as Senior Vice President of Jostens Learning Corp., a California-based provider of multimedia curriculum. Prior to Jostens, Mr. DePasquale held sales and marketing management positions with McGraw-Hill and Digital Equipment Corporation. Mr. DePasquale earned a Bachelor of Science degree from the New Jersey Institute of Technology. He serves on the Board of Directors and as Treasurer of the International Biometrics and Identification Industry Association. We believe Mr. DePasquale’s qualifications to sit on the board of directors include his extensive executive management experience in the technology sector and biometric industry expertise which strengthen the board’s collective qualifications, skills and experience.

Wong Kwok Fong (Kelvin), 55, has served as a Director of the Company since December 4, 2015, as Managing Director of our Hong Kong Subsidiary since August 2016, and as Co-Chairman of the Board of Directors since March 2019. He is the co-founder of China Goldjoy Group (previously World Wide Touch Technology Holdings Limited), a company listed on The Stock Exchange of Hong Kong. From 1997 until August, 2015, Mr. Wong served as the Chairman of China Goldjoy Group and served as its Chief Technology Officer through October 2016. During this time, Kelvin played a significant role in the substantial growth of the business. Kelvin brings over 15 years of senior management experience in manufacturing, supply chain, and marketing functions in the electronics and technology industries, including establishing manufacturing plants in Hong Kong and China, and building an extensive network in the electronics and technology industries. We believe Kelvin’s qualifications to sit on the board of directors include his substantial experience in the technology industry, including biometrics and payment systems, and serving the Asian markets, which broaden and strengthen the board’s collective qualifications, skills, and experience.

Robert J. Michel, 62, has served as a Director of the Company since April 10, 2017. He has over 30 years of accounting and financial management experience. Since September, 2018, he has served as the Chief Financial Officer of Daxor Corporation (NYSE MKT: DXR), a medical device manufacturing company specializing in blood volume analysis. Prior to Daxor, from November, 2017 until September 2018, Mr. Michel served as the CFO of Roadway Moving, Inc., a transportation, moving and storage company located in New York City. Immediately prior to Roadway Moving, Inc., Mr. Michel served as a consultant with Feuer & Orlando, LLP, a New York City based CPA firm, from May, 2016 until November 2017. From 2009 until March, 2016, Mr. Michel was the Chief Financial Officer of Asta Funding, Inc. (Nasdaq: ASFI), a diversified financial services company operating in five reportable segments in the United States, with the consumer receivables segment also operating in South America. Mr. Michel was responsible for all financial matters and SEC reporting. From 2004 until 2009, Mr. Michel served as the Controller and the Director of Financial Reporting and Compliance for Asta Funding. Mr. Michel is a certified public accountant, earned a MBA in Taxation from St. John’s University, and a BS in Business Administration from Villanova University. Mr. Michel gained his public accounting experience at Price Waterhouse in New York, the predecessor firm of pwc. We believe Mr. Michel’s qualifications to sit on the board of directors include his substantial experience in accounting and financial management for public companies which provide the board with a deep knowledge of financial and SEC reporting and strengthen the board’s collective qualifications, skills, and experience.

Thomas E. Bush, III, 66, has served as a Director of the Company since January 29, 2014. Since 2009, Mr. Bush has provided business consulting services through his firm, Tom Bush Consulting. Prior to that, Mr. Bush served with the Federal Bureau of Investigation for over 33 years. Mr. Bush joined the FBI in September 1975, ultimately becoming the Director of the CJIS division, with over 2,500 employees and a budget of approximately one billion dollars. Mr. Bush is known for providing critical services in support of the criminal justice community, including two significant IT projects, Next Generation Identification and N-Dex, which were awarded by CJIS during his tenure at the FBI. Mr. Bush has received many awards during his career, most notably a Presidential Rank Award for Meritorious Service in 2007. We believe Mr. Bush’s qualifications to sit on the board of directors include his extensive experience in law enforcement, security matters, and the use of biometric technologies in the government sector, which provide the board with a unique perspective on security and public sector matters.

Pieter Knook, 60, has served as a Director of the Company since May 2, 2016. Mr. Knook has over 30 years of experience in mobility and software technology in Europe, Asia and the United States. Since 2010, Mr. Knook has served on the boards of a number of private equity backed and publicly traded early stage technology companies, including Altitude Angel in Reading, Pulsant in the UK, and Coromatic in Sweden. Mr. Knook served as the Director of Internet Services at Vodafone Group in London from March 2008 through October 2010. Prior to joining Vodafone, Mr. Knook spent 18 years at Microsoft. As President of Microsoft Asia from 1997 to 2001, Mr. Knook led the company’s efforts in opening and expanding Asian markets. He subsequently served as Senior Vice President of Microsoft’s mobile communication business from 2001 through 2008. We believe Mr. Knook’s qualifications to sit on the board of directors include his extensive industry experience, particularly in serving the Asian markets, which further broaden and strengthen the board’s collective qualifications, skills, and experience.

Thomas Gilley, 59, has served as a Director of the Company since January 29, 2014. Mr. Gilley is an entrepreneur, investor and advisor for mobile and connected product (IoT) industry, digital media, and social computing. After founding his Enterprise Software IoT company in 2012 and selling it in 2016, Mr. Gilley has been making investments in early stage technology companies and serving as a growth strategy advisor to companies in the connected industry. Mr. Gilley was previously employed at Apple Computer, in the Advance Technology Group, Portable Products Group and Strategy Advisor from 1988 to 1996. Before and after Apple, Mr. Gilley founded several successful companies including PicoStar, a Silicon Valley incubator-technology investment company, and an on-demand web media company he sold to Vignette. Mr. Gilley acted as CTO throughout the transaction until the company’s ultimate acquisition by OpenText. We believe Mr. Gilley’s qualifications to sit on the board of directors include his substantial experience in starting, operating and financing technology companies which provides the board with a deep knowledge of the sales and development cycles applicable to growth businesses in the technology industry.

Yao Jianhui, 47, has served as a Director of the Company since December 4, 2015. He has served as the Chairman of the Board of Directors and Chief Executive Officer of the China Goldjoy Group Ltd., a company listed on The Stock Exchange of Hong Kong, since August 2015. Since June 2006, Mr. Yao has served as the Chairman of the Board of Directors of Baoneng Holding (China) Co. Ltd., a company principally engaged in property development. From July 2010 to October 2014, Mr. Yao was the General Manager and Chairman of the Board of Directors of Baocheng Investment Co. Ltd., a company listed on Shanghai Stock Exchange principally engaged in the manufacturing of cables as well as the hotel and trading business. Mr. Yao has held senior management positions with a number of enterprises and listed companies across a wide range of industries including food, construction materials, real estate, commerce, agriculture and forestry, logistics, technology and finance. We believe Mr. Yao’s qualifications to sit on the board of directors include his extensive industry experience, particularly in serving the Asian markets, which further broaden and strengthen the board’s collective qualifications, skills, and experience.

Fabian Shin, 47, was appointed as Director of the Company on November 20, 2017. He is currently an independent non-executive director of several Hong Kong-listed companies including: iron ore mining company Newton Resources Ltd., apparel company Pak Tak Int’l Ltd., computer peripheral manufacturer and financial services provider Huabang Financial Holdings Ltd., supermarket operator China Shun Ke Long Holdings Ltd, and plastic and metal household product designer and manufacturer Lisi Group (Holdings).  Mr. Shin has over 25 years of experience in advising companies as an investment banker, financial consultant, and independent director. During his investment banking career, Mr. Shin was Deputy Chief Executive Officer at CMB International Capital Limited and head of investment banking at a unit of the Industrial and Commercial Bank of China.  We believe Mr. Shin’s qualifications to sit on the board of directors include his business and financial experience, network of relationships and record of accomplishment, which strengthens the board’s collective qualifications, skills, and experience.

Required Vote

Approval of this proposal requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote on this proposal at the Annual Meeting. This means that the eight nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The board of directors recommends a vote FOR each of the director nominees.

Non-Director Executive Officers and Significant Employee

The following sets forth information regarding our non-director executive officers and key employee:

Name	Age	Position

Cecilia Welch	59	Chief Financial Officer
Mira K. LaCous	57	Chief Technology Officer
James Sullivan	51	Senior Vice President of Global Sales

Cecilia Welch has served as the Chief Financial Officer of the Company since December 21, 2009. Ms. Welch joined the Company in 2007 as Corporate Controller. Prior to joining the Company, from January 2006 to December 2006, she was the Controller for Savaje Technologies (acquired by Sun Microsystems), a developer of advanced mobile telephone software. From October 2004 to January 2006, she was Controller for Crystal Systems, a manufacturer of sapphire crystals used for industrial, semiconductor, defense and medical applications. From December 1988 to July 2004, she was the Controller for ATN Microwave (acquired by Agilent Technologies), a manufacturer of automated test equipment. Ms. Welch has a Bachelor’s degree in Accounting from Franklin Pierce University.

Mira K. Lacous has served as Chief Technology Officer of the Company since March 13, 2014. Prior to her appointment as Chief Technology Officer, she served as Senior Vice President of Technology & Development since 2012, and as our Vice President of Technology and Development since 2000. Ms. LaCous has over 30 years of product/project management, solution architecture, software development, team leadership and customer relations experience, with a background that includes successfully bringing numerous technologies to market, including automated voice response systems, automated building control systems, software piracy protection, intranet training materials and testing, page layout and design software, image scanning software and systems, biometric security, and biometric algorithms. Ms. LaCous is also the author of six US patented technologies, multiple international patents, and other patent pending solutions. Ms. LaCous has a Bachelor’s in Computer Science from North Dakota State University.

Significant Employee

James Sullivan has served as Senior Vice President of Strategy and Business Development of the Company since April 2012, in addition to his dual role as Senior Vice President of Global Sales from August 2015 through December of 2016. Mr. Sullivan is a recognized expert in biometric authentication for consumer and mobile applications. During his 11 years with the Company, Mr. Sullivan has directly worked with dozens of the Company’s customers, including AT&T, LexisNexis, NCR and McKesson, on large-scale biometric-centered identity management projects that interface daily with millions of corporate and consumer users.  Mr. Sullivan holds a Computer Science degree from Brown University, and has 24 years of experience in IT projects and implementation, including 14 years directly working with identity management solutions at the Company, Computer Associates, Platinum Technology, and Memco Software.

CORPORATE GOVERNANCE

Director Independence

As required under the NASDAQ Marketplace Rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board considered certain relationships between our directors and us when determining each director’s status as an “independent director” under Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Based upon such definition and SEC regulations, we have determined that Robert Michel, Pieter Knook, Thomas Bush, III, Thomas Gilley and Fabian Shin are “independent” under NASDAQ standards.

Board Leadership Structure and Role in Risk Oversight

We do not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as our board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board has determined that having our Chief Executive Officer serve as Chairman is in the best interest of our stockholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and our industry, as well as fostering greater communication between our management and the board.

Our corporate governance guidelines provide that the board of directors is responsible for reviewing the process for assessing the major risks facing us and the options for their mitigation. This responsibility is largely satisfied by our audit committee, which is responsible for reviewing and discussing with management and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.

Committees of the Board of Directors

Audit Committee

Our audit committee is comprised of Robert J. Michel (Chair), Fabian Shin and Pieter Knook, all of whom meet the independence standards for purposes of serving on an audit committee established by NASDAQ and under the Exchange Act. Our audit committee (i) assists the board of directors in its oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, and corporate policies and controls, (ii) has the sole authority to retain and terminate our independent registered public accounting firm, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by our independent registered public accounting firm, and (iii) is responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has unrestricted access to our audit committee. Our board of directors has determined that Robert J. Michel qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Our audit committee operates under a written charter that is reviewed annually. The charter is available on our website at www.bio-key.com. The audit committee held four meetings during the year ended December 31, 2018.

Compensation Committee

Our compensation committee is comprised of Thomas Bush, III (Chair) and Robert Michel, both of whom meet the independence standards established by NASDAQ and under the Exchange Act. The compensation committee’s duties include overseeing our overall compensation philosophy, policies and programs. This includes reviewing and analyzing the design and function of our various compensation components, establishing salaries, incentives and other forms of compensation for officers and non-employee directors, and administering our equity incentive plan. In fulfilling its responsibilities, the compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee.

Our compensation committee operates under a written charter that is reviewed annually. The charter is available on our website at www.bio-key.com. The compensation committee held one meeting during the year ended December 31, 2018.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of Thomas Gilley (Chair) and Thomas Bush, III, both of whom meet the independence standards established by NASDAQ and under the Exchange Act. The nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters.

Our nominating and corporate governance committee operates under a written charter that is reviewed annually. The charter is available on our website at www.bio-key.com. The nominating and corporate governance committee held one meeting during the year ended December 31, 2018.

Considerations in Evaluating Director Nominees

In selecting nominees for director, without regard to the source of the recommendation, our nominating and corporate governance uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee may consider, among other things, the current size and composition of our board of directors, the needs of our board of directors, and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee may consider include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, leadership skills, potential conflicts of interest, and other commitments. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. In addition, our nominating and corporate governance committee considers all applicable statutory and regulatory requirements and the requirements of any exchange upon which our common stock is listed or to which it may apply in the foreseeable future.

Although our board of directors does not maintain a specific policy with respect to board diversity, we believe that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences in reviewing candidates for nomination to the board of directors. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations for Nominations to the Board of Directors

Our nominating and corporate governance committee will consider directors candidates recommended by stockholders so long as such recommendations comply with our certificate of incorporation, our bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. The nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, bylaws, policies and procedures for director candidates, and the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, evidence of the recommending stockholder’s ownership of our common stock, and written consent from the candidate confirming willingness to serve on our board of directors, if elected. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Director Attendance

During 2018, the board of directors held four meetings. Each of our directors attended at least 75% of all meetings of the board of directors and any committees on which such director was a member, except for Yao Jianhui.

Although we do not have a specific director attendance policy, directors are encouraged to attend the annual meetings of stockholders.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules, and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the code.  We intend to disclose amendments or waivers of the Code of Ethics on our website within four business days.  Any person may obtain a copy of our Code of Ethics free of charge by sending a written request for such to the attention of the Chief Financial Officer of the Company, 3349 Highway 138, Building A Suite E, Wall, NJ 07719.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Standstill Agreement with Principal Stockholders

Pursuant to separate securities purchase agreements dated October 29, 2015 and November 11, 2015 with each of Wong Kwok Fong (Kelvin), Micron Technology Development Limited (“Micron”), and Giant Leap International, Ltd. (“Giant Leap”) we issued and sold shares of series A-1 stock to Kelvin and shares of series B-1 stock to Micron and Giant Leap, which were subsequently converted into shares of our common stock. The forgoing agreements contain a standstill provision (the “Standstill”) which prohibits each of these investors either alone or together with any other person, from acquiring additional shares of our common stock or any of our assets, soliciting proxies, or seeking further representation on our board of directors. Kelvin is a director, executive officer, and principal stockholder of the Company. Giant Leap is a principal stockholder of the Company. Yao Jianhui, a director of the Company, is chairman of the board of directors and a principal shareholder of China Goldjoy Group Limited, the parent company of Giant Leap and Micron, and may, therefore, be deemed to have an interest in transactions between us and Giant Leap. Micron is a principal stockholder of the Company.

Licensing Agreement with Subsidiaries of China Goldjoy Group Limited.

On November 11, 2015 our subsidiary BIO-key Hong Kong Limited entered into a license purchase agreement with certain subsidiaries of China Goldjoy Group Limited (“CGG”). The license agreement provides for the grant of a perpetual, irrevocable, exclusive, worldwide, fully-paid license to all software and documentation regarding the software code, toolkit, electronic libraries and related technology currently known as or offered under the Finger Q name, together with perpetual license under all related patents held by the licensors and any other intellectual property rights owned by the licensors related to the forgoing software. We made a one-time payment of $12,000,000 to the licensors. Yao Jianhu is the chairman and chief executive officer and principal shareholder of CGG and a director of the Company. Kelvin served as the chief technology officer of CGG through October 2016 and is a director, executive officer, and principal stockholder of the Company.

Stock Purchase Agreements and Related Transactions with Wong Kwok Fong (Kelvin)

On April 28, 2017, we issued to Wong Kwok Fong (“Kelvin”), 277,778 shares of common stock at a purchase price of $3.60 per share for gross cash proceeds of $1,000,000. In connection with this transaction, we waived the Standstill for the sole purpose of permitting Kelvin to purchase the forgoing securities.

On August 7, 2017, we received written notice from Kelvin of his desire to increase the cap on maximum percentage of shares of common stock issuable upon conversion of his shares of series A-1 stock from 9.99% to 35% of our outstanding shares. In connection with this request, we waived the Standstill for the sole purpose of permitting Kelvin to increase the cap.

On September 22, 2017, we issued 427,778 shares of common stock and warrants to purchase 138,889 shares of common stock to Kelvin for the aggregate purchase price of $1,540,000, or $3.60 per share. The purchase price consisted of $1,000,000 in payment for 277,778 shares of common stock and the conversion of an accrued dividend payable on shares of series A-1 stock owned by Kelvin in the amount of $540,000 in payment for 150,000 shares of common stock. In connection with this transaction, we waived the Standstill for the sole purpose of permitting Kelvin to purchase the forgoing securities.

On October 17, 2017, Kelvin converted 27,404 shares of series A-1 stock at a conversion price of $3.60 per share resulting in the acquisition of 761,222 shares of common stock.

On April 3, 2018, Kelvin converted 39,088 shares of series A-1 stock at a conversion price of $3.60 per share resulting in the acquisition of 1,085,778 shares of common stock. On April 3, 2018, we entered into a securities purchase agreement with Kelvin to purchase 91,820 shares of common stock in consideration of the conversion of an accrued dividend payable on the shares of series A-1 stock owned by Kelvin in the amount of $330,552 resulting in a per share purchase price of $3.60. In connection with this transaction, we waived the Standstill Provision for the sole purpose of permitting him to purchase the forgoing securities.

On May 31, 2018, Kelvin converted the 23,508 remaining shares of series A-1 stock held by him at a conversion price of $3.60 per share resulting in the acquisition of 653,000 shares of common stock. On May 31, 2018, we entered into a securities purchase agreement with Kelvin to purchase 7,073 shares of common stock in consideration of the conversion of an accrued dividend payable on the series A-1 stock in the amount of $25,463 resulting in a per share purchase price of $3.60. In connection with this transaction, we waived the Standstill Provision for the sole purpose of permitting him to purchase the forgoing securities.

Stock Purchase Agreements and Related Transactions with Giant Leap International, Ltd.

On March 23, 2018, Giant Leap International, Ltd. (“Giant Leap”) converted 29,280 shares of series B-1 stock at a conversion price of $3.60 per share into 813,334 shares of common stock. On March 23, 2018, we entered into a securities purchase agreement with Giant Leap to purchase 33,102 shares of common stock in consideration of the conversion of an accrued dividend payable on the shares of series B-1 stock owned by Giant Leap in the amount of $119,167 resulting in a per share purchase price of $3.60. Giant Leap is a principal stockholder of the Company. Yao Jianhui, a director of the Company, is chairman of the board of directors of China Goldjoy Group Limited, the parent company of Giant Leap, and may, therefore, be deemed to have an interest in the forgoing transactions.

On May 23, 2018, we received a conversion notice from Giant Leap to convert the 720 remaining shares of series B-1 stock held by it at a conversion price of $3.60 per share. The forgoing conversion resulted in the issuance of 20,000 shares of common stock. On May 23, 2018, we entered into a securities purchase agreement with Giant Leap to purchase 2,978 shares of common stock in consideration of the conversion of an accrued dividend payable on the shares of series B-1 Stock owned by Giant Leap in the amount of $10,721 resulting in a per share purchase price of $3.60. In connection with this transaction, we waived the Standstill Provision for the sole purpose of permitting Giant Leap to purchase the forgoing securities.

Stock Purchase Agreements and Related Transactions with Micron Technology Development Limited

On March 23, 2018, Micron Technology Development Limited (“Micron”) converted 31,140 shares of series B-1 stock at a conversion price of $3.60 per share into 865,000 shares of common stock. On March 23, 2018, we received notice from Micron of its desire to increase the cap on the maximum percentage of shares of common stock issuable upon conversion of its shares of series B-1 stock from 9.99% to 19.9% of our outstanding shares. In connection with this request, we entered into a securities purchase agreement with Micron to purchase 82,755 shares of common stock in consideration of the conversion of an accrued dividend payable on the shares of series B-1 stock owned by Micron in the amount of $297,917 resulting in a per share purchase price of $3.60. In connection with the forgoing transactions, we waived the Standstill for the sole purpose of permitting Micron to purchase the forgoing securities and to increase the cap. Micron is a principal stockholder of the Company.

On May 23, 2018, we received a conversion notice from Micron to convert the 43,860 remaining shares of series B-1 stock held by it at a conversion price of $3.60 per share. The forgoing conversion resulted in the issuance of 1,218,334 shares of common stock. On May 23, 2018, we entered into a securities purchase agreement with Micron to purchase 12,395 shares of Common Stock in consideration of the conversion of an accrued dividend payable on the shares of series B-1 stock owned by Micron in the amount of $44,621 resulting in a per share purchase price of $3.60. In connection with this transaction, we waived the Standstill Provision for the sole purpose of permitting Micron to purchase the forgoing securities.

EXECUTIVE COMPENSATION

The following table sets forth a summary of the compensation paid to or accrued by our chief executive officer and the two most highly compensated executive officers other than our chief executive officer for the fiscal years ended December 31, 2018 and 2017:

Summary Compensation Table Summary Compensation Table

Name	Year	Salary ($)	Bonus $	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)

Michael W. DePasquale	2018	275,000	-	57,362	739	333,101
Chief Executive Officer	2017	250,000	20,000	571,641	903	842,544

Cecilia Welch	2018	175,000	-	43,020	616	218,636
Chief Financial Officer	2017	155,000	10,000	297,253	544	462,797

Mira LaCous	2018	213,000	-	21,510	739	235,249
Chief Technology Officer	2017	213,000	-	228,657	739	442,396

(1)

The aggregate grant date fair value of the option awards was estimated using the Black-Scholes option pricing model, with the assumptions listed in Note A to the Company’s financial statements. The amount shown in this column represents the grant date fair value calculated under ASC 718.

(2)	Consists of life insurance premiums paid by the Company.

Narrative Disclosure to Summary Compensation Table

Compensation for our executives is comprised of three main components: base salary, annual performance-based cash bonus, and long-term equity awards. We do not target a specific weighting of these three components or use a prescribed formula to establish pay levels. Rather, the board of directors and compensation committee considers changes in the business, external market factors and our financial position each year when determining pay levels and allocating between long-term and current compensation for the named executive officers.

Cash compensation is comprised of base salary and an annual performance-based cash bonus opportunity. The committee generally seeks to set a named executive officer’s targeted total cash compensation opportunity within a range that is the average of the applicable peer company and/or general industry compensation survey data, adjusted as appropriate for individual performance and internal pay equity and labor market conditions.

In setting cash compensation levels, we favor a balance in which base salaries are generally targeted at slightly below the peer average and a bonus opportunity that is targeted at slightly above the average. Through 2017, the base salary of our CEO has not been increased since 2005. In light of this fact and in order to motivate and retain these key officers, the compensation committee increased the base salaries of our CEO and CFO to $275,000 and $175,000, respectively, in 2018.

Performance-based bonuses are generally based upon the achievement of certain revenue milestones established by the compensation committee. The committee believes that this higher emphasis on performance-based cash bonuses places an appropriate linkage between a named executive officer’s pay, his or her individual performance and the achievement of specific business goals by placing a higher proportion of annual cash compensation at risk, thereby aligning executive opportunity with the interests of stockholders.

For 2018, we adopted an incentive bonus plan for our named executive officers, our other executive officers, and certain key employees. The plan provided for the payment of a cash bonus equal to 10% of our EBITDA in the event that our 2018 revenue exceeds $11,900,000, 12% of our EBITDA in the event that our 2018 revenue exceeds $15,800,000, and 15% of our EBITDA in the event that our 2018 revenue exceeds $18,900,000. As these targets were not achieved, no bonuses were paid under this plan.

We also include an equity component as part of our compensation package because we believe that equity-based compensation aligns the long-term interests of our named executive officers with those of stockholders. In 2017, we issued options to Mr. DePasquale to purchase 250,000 shares of common stock, to Ms. Welch to purchase 130,000 shares of common stock and to Ms. LaCous to purchase 100,000 shares of common stock. The foregoing options have an exercise price of $2.65 per share, the last sales price of our common stock on the date of grant, have a term of seven years, and vest in three equal annual installments commencing March 16, 2018. In 2018, we issued options to Mr. DePasquale to purchase 33,334 shares of common stock, to Ms. Welch to purchase 25,000 shares of common stock, and to Ms. LaCous to purchase 12,500 shares of common stock. The foregoing options have an exercise price of $1.96 per share, the last sales price of our common stock on the date of grant, have a term of seven years, and vest in three equal annual installments commencing March 23, 2019.

These cash and equity compensation components of pay are supplemented by various benefit plans that provide health, life, accident, disability and severance benefits, most of which are the same as the benefits provided to all of our US based employees.

Employment Agreements

On March 26, 2010, we entered into an employment agreement, effective as of March 25, 2010, with Michael W. DePasquale to serve as our Chief Executive Officer until March 24, 2011. The agreement automatically renews for subsequent one-year terms, unless the employment relationship is terminated by either party, or modified in accordance with the terms and conditions of the agreement. Under the agreement, Mr. DePasquale’s initial annual base salary was $250,000, subject to adjustment by the compensation committee. In addition to the base salary, a “Performance Bonus” may be awarded to Mr. DePasquale on the basis of the Company achieving certain corporate and strategic performance goals, as determined by the compensation committee in its sole discretion. The employment agreement contains standard and customary confidentiality, non-solicitation and “work made for hire” provisions as well as a covenant not to compete which prohibits Mr. DePasquale from doing business with any current or prospective customer of the Company or engaging in a business competitive with that of the Company during the term of his employment and for the one year period thereafter. This agreement also contains a number of termination and change in control provisions as described under the captions “Termination Arrangements” and “Change in Control Arrangements” below.

On May 15, 2013, we entered into an employment agreement with Cecilia Welch to serve as our Chief Financial Officer until May 2014. The agreement automatically renews for subsequent one-year terms, unless the employment relationship is terminated by either party, or modified in accordance with the terms and conditions of the agreement. The employment agreement contains standard and customary confidentiality, technical invention provisions, as well as a covenant not to compete, which prohibits Ms. Welch from doing business with any current or prospective customer of the Company or engaging in a business competitive with that of the Company during the term of her employment and for the one year period thereafter. This agreement also contains a number of termination provisions as described under the caption “Termination Arrangements” below.

On November 20, 2001, we entered into an employment agreement with Mira LaCous. The agreement automatically renews for subsequent one-year terms, unless terminated by the Company upon at least one month prior written notice which is treated as termination without cause, and provides for a discretionary bonus which shall not exceed 50% of base salary. The agreement contains standard and customary confidentiality, technical invention provisions as well as non-competition and non-solicitation covenants which prohibit Ms. LaCous from doing business with any current or prospective customer of the Company or engaging in any business competitive with that of the Company during the term or her employment and for the one year period thereafter. The agreement also contains a number of termination provisions as described under the caption “Termination Agreements” below.

Stock Option Grants

In the event of any change in the outstanding shares of our common stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the board deems to be similar circumstances, the number and kind of shares subject to outstanding options, and the exercise price of such options shall be appropriately adjusted in a manner to be determined in the sole discretion of the board. Furthermore, these option agreements contain change of control provisions as described under the caption “Change in Control Provisions” below.

Outstanding Equity Awards at December 31, 2018

The following table sets forth for each named executive officer, information regarding outstanding equity awards as at December 31, 2018.

	Option Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option Exercise Price ($)	Option expiration date

Michael W. DePasquale	41,667	—	4.18	3/27/2020
	20,834	—	4.92	3/13/2021
	20,834	—	2.16	8/13/2022
	83,333	166,667 (1)	2.65	3/16/2024
	0	33,334 (2)	1.96	3/23/2025

Cecilia Welch	6,250	—	4.18	3/27/2020
	12,500	—	4.92	3/13/2021
	8,334	—	2.16	8/13/2022
	43,333	86,667 (1)	2.65	3/16/2024
	0	25,000 (2)	1.96	3/23/2025

Mira LaCous	5,209	—	4.18	3/27/2020
	12,500	—	4.92	3/13/2021
	8,334	—	2.16	8/13/2022
	33,333	66,667 (1)	2.65	3/16/2024
	0	12,500 (2)	1.96	3/23/2025

(1)	The options vest in three equal annual installments commencing March 16, 2018.
(2)	The options vest in three equal annual installments commencing March 23, 2019.

Narrative Disclosure to Outstanding Equity Awards at December 31, 2018 Table

The following are the material terms of each agreement, contract, plan or arrangement that provide for payments to one or more of our named executive officers at, following or pursuant to their resignation, retirement or termination, or in connection with a change in control of the Company.

Termination Arrangements

We may terminate our employment agreement with Mr. DePasquale at any time with or without cause. In the event of termination by us without cause, we will continue to pay Mr. DePasquale his then current base salary for the greater of nine months from the date of such termination or the number of months remaining until the end of the term of the agreement.

We may terminate our employment agreement with Ms. Welch at any time with or without cause. In the event of termination by us without cause, we will continue to pay Ms. Welch her then current base salary for the greater of six months from the date of such termination or the number of months remaining until the end of the term of the agreement.

We may terminate our employment agreement with Ms. LaCous at any time with or without cause. In the event of termination by us without cause, we will continue to pay Ms. LaCous her then current base salary for nine months from the date of such termination.

Change in Control Provisions

Our 2004 Stock Incentive Plan and 2015 Equity Incentive Plan (the “Plans”) provide for the acceleration of the vesting of unvested options upon a “Change in Control” of the Company. A Change in Control is defined in the Plans to include (i) a sale or transfer of substantially all of the Company’s assets; (ii) the dissolution or liquidation of the Company; (iii) a merger or consolidation to which the Company is a party and after which the prior shareholders of the Company hold less than 50% of the combined voting power of the surviving corporation’s outstanding securities; (iv) the incumbent directors cease to constitute at least a majority of the Board of Directors; or (v) a change in control of the Company which would otherwise be reportable under Section 13 or 15(d) of the Exchange Act. In the event of a “Change In Control” each Plan provides for the immediate vesting of all options issued thereunder. Options issued to executive officers outside of the Plans contain change in control provisions substantially similar to those contained in the Plans.

Our employment agreement with Mr. DePasquale contains a change in control provision that is triggered if Mr. DePasquale is not offered continued employment with us or any successor, or within five years following such Change of Control, we or any successor terminate Mr. DePasquale’s employment without cause. If this occurs, then we will pay Mr. DePasquale his base salary and benefits earned but unpaid through the date of termination, and any prorated bonus earned during the then current bonus year, plus two times his then current base salary.

DIRECTOR COMPENSATION

The following table sets forth for each director, information regarding their compensation for the year ended December 31, 2018:

Name (1)	Stock Awards ($) (2)	Options Awards ($) (3)	Total ($)

Thomas E. Bush, III (4)	7,007	2,581	9,588
Thomas Gilley(4)	6,505	2,581	9,086
Yao Jianhui (5)	2,001	2,581	4,582
Pieter Knook (6)	8,006	2,581	10,587
Robert J Michel (6)	8,508	2,581	11,089
Fabian Shin (7)	5,506	2,581	8,087

(1)	Mr. DePasquale and Mr. Wong have been omitted from the above table because they do not receive any additional compensation for serving on our Board of Directors.
(2)	The aggregate fair value of the common stock issued was calculated based on the closing price of our common stock on the date of issuance in accordance with FASB ASC 718.
(3)

The aggregate grant date fair value of the option awards was estimated using the Black-Scholes option pricing model, with the assumptions listed in Note A to the Company’s financial statements. The amount shown in this column represents the grant date fair value calculated under ASC 718.

(4)	At December 31, 2018, Messrs. Bush and Gilley each held options to purchase 16,709 shares of common stock.
(5)	At December 31, 2018, Mr. Jianhui held options to purchase 1,500 shares of common stock.
(6)	At December 31, 2018, Messrs. Knook and Michel each held options to purchase 11,500 shares of common stock.
(7)	At December 31, 2018, Mr. Shin held options to purchase 1,500 shares of common stock.

Narrative Disclosure to Director Compensation Table

During 2018, we had a policy to pay to each non-employee director $3,000 per board meeting, $1,000 per telephonic board meeting, and $500 per board committee meeting attended. Fees for attendance at regular quarterly board meetings held during the first three quarters of each fiscal year are paid through the issuance of common stock and payment for the last meeting of the year are paid in cash or, at the option of the director, in shares of common stock. All of our directors elected to receive payment in common stock for the last board meeting in 2018. Other than with respect to Kelvin’s stock awards, officers who also serve as directors do not receive additional compensation for their service as directors. All directors will be indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law. We reimburse each of our non-employee directors for their reasonable expenses incurred in connection with attending meetings of the board of directors and related committees.

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE BIO-KEY INTERNATIONAL, INC. 2015 EQUITY INCENTIVE PLAN

The BIO-key International, Inc. 2015 Equity Incentive Plan (the “Original 2015 Plan”) was adopted by our board of directors on December 4, 2015 and our stockholders on January 27, 2016 and has since been a principal component of our compensation program. On March 21, 2019, our board of directors approved, upon recommendation of the compensation committee, an amendment to the 2015 Plan, subject to approval by our stockholders at the Annual Meeting and directed that such amendment be submitted to our stockholders for approval. The amendment to the 2015 Plan is attached as Appendix A to this proxy statement as an amended and restated version of the 2015 Plan, which we refer to herein as the “Amended 2015 Plan,” and together with the Original 2015 Plan, the “2015 Plan”. The 2015 Plan provides for the grant of incentive and non-statutory stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, or RSUs, performance awards, and other stock-based awards. Our board of directors and the compensation committee believe the 2015 Plan provides a means to attract and retain qualified individuals to perform services for the Company, by providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value, and aligning the interests of such individuals with the interests of our stockholders through opportunities for equity participation in the Company.

The amendment to the 2015 Plan increases the number of shares of common stock authorized for issuance under the 2015 Plan from 666,667 shares to 1,500,000 shares. We decided to amend the 2015 Plan as opposed to approve a new equity incentive plan since the amendment is straightforward and amending the 2015 Plan is a more customary approach than adopting a new plan when such an amendment is involved.

The amendment to the 2015 Plan also effects certain changes in light of the Tax Cuts and Jobs Act of 2017 and its impact on Section 162(m) of the United States Internal Revenue Code of 1986, as amended (which we refer to as Section 162(m)). These changes will eliminate language in the 2015 Plan that (i) limited the number of awards that may be granted to any one person in any year and (ii) was included to allow us to qualify certain compensation as “performance-based compensation” under Section 162(m). We have, however, retained performance measures as part of good corporate governance.

Finally, the amendment to the 2015 Plan increases the limit on incentive stock options commensurate with the overall share increase.

The approval of the amendment to the 2015 Plan by our stockholders is important because the number of shares authorized for issuance under the 2015 Plan is currently not expected to be sufficient to meet our needs over the next year. As of April 30, 2019, 15,487 shares of our common stock remained available for issuance under the 2015 Plan. We believe that the proposal to increase the number of shares of common stock available for issuance under the 2015 Plan by 833,333 additional shares is modest and consistent with our historical equity award granting practices. Although future grants under the 2015 Plan will depend on a number of factors, including, among others, the number of participants in the 2015 Plan, the price per share of our common stock, changes to our compensation strategy, changes in business practices or industry standards, the compensation practices of our competitors, changes in compensation practices in the market generally, and the methodology used to establish the equity award mix, we currently expect that the request for 833,333 additional shares of common stock reserved for issuance under the 2015 Plan will enable us to continue to utilize stock-based awards as a significant component of our compensation program and help meet our objective to attract, retain and incentivize talented personnel for the next three to five years.

In the following discussion, we refer to both incentive stock options and non-statutory stock options as “options,” and to options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards, stock bonuses and other stock-based awards as “incentive awards.”

Reasons Why You Should Vote in Favor of the Approval of the Amendment to the 2015 Plan

Our board of directors recommends a vote for the approval of the amendment to the 2015 Plan because our board of directors believes the plan is in the best interests of the Company and our stockholders for the following reasons:

●

Aligns director, executive officer, employee and stockholder interests. We currently provide long-term incentives in the form of stock option grants to all of our employees, including our executive officers, and non-employee directors. We believe that our equity-based compensation programs help align the interests of our directors, executive officers and other employees with our stockholders. We believe that our long-term equity-based incentives help promote long-term retention of our employees and encourage significant ownership of our common stock. If the amendment to the 2015 Plan is approved, we will be able to maintain our means of aligning the interests of our directors, executive officers and other employees with the interests of our stockholders through equity participation in our Company.

●

Attracts and retains talent. Talented, motivated and effective directors, executives and employees are essential to executing our business strategies. We believe equity-based compensation is an important component of total compensation at the Company because such compensation enables us to effectively recruit executives and other employees while encouraging them to act and think like owners of the Company. Equity-based compensation is especially important for smaller public companies, such as us, when our equity-based compensation arrangements can assist us in competing for talent against other companies that may offer better and more lucrative compensation packages. If the amendment to the 2015 Plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

●

Avoids disruption in our compensation programs. The approval of the amendment to the 2015 Plan by our stockholders is important because it will allow us to continue to make incentive awards. If our stockholders do not approve the amendment to the 2015 Plan, we will be unable to issue any incentive awards upon the use of the remaining authorized shares.

●

Protects stockholder interests and embraces sound equity-based compensation practices. As described in more detail below under the heading “Description of the 2015 Plan,” the 2015 Plan will continue to include a number of features that are consistent with the interests of our stockholders and sound corporate governance practices.

Description of the Amended and Restated BIO-key International, Inc. 2015 Equity Incentive Plan

The material features of the 2015 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended 2015 Plan attached hereto as Appendix A. Except as specifically set forth below and, including the terms of the proposed amendments, the summary below describes the material features of both the Original 2015 Plan and the Amended 2015 Plan. References to the Code below refer to the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

Types of Awards

The 2015 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in stock, or other property.

Share Reserve

If this Proposal 2 is approved, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2015 Plan will not exceed 1,500,000 shares. If a stock award granted under the 2015 Plan, or any portion thereof, expires or otherwise terminates without all of the shares covered by the stock award having been issued, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under the 2015 Plan. Additionally, shares issued pursuant to stock awards granted under the 2015 Plan that are forfeited back to us because of the failure to vest, will become available again for issuance under the 2015 Plan.

Eligibility

All of our employees, non-employee directors, and consultants are eligible to participate in the 2015 Plan and may receive all types of awards; provided that incentive stock options may be granted under the 2015 Plan only to our employees (including officers) and employees of our affiliates.

Administration

The 2015 Plan is administered by the compensation committee of our board of directors. Our compensation committee is considered to be the “plan administrator.” Subject to the terms of the 2015 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2015 Plan.

Stock Options

Stock options may be granted under the 2015 Plan pursuant to stock option agreements. The 2015 Plan permits the grant of stock options that qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations or Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2015 Plan may not exceed ten years and, in some cases (see “Limitations or Incentive Stock Options” below), may not exceed five years. Except as explicitly provided otherwise in an optionholder’s stock option agreement, stock options granted under the 2015 Plan generally terminate three months after termination of the optionholder’s service unless (i) termination is due to the optionholder’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder’s death) within 18 months following the optionholder’s death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the optionholder’s termination, or (iv) the stock option by its terms specifically provides otherwise. In addition, the plan administrator may grant options with different terms. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2015 Plan will be determined by the plan administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the plan administrator.

Stock options granted under the 2015 Plan may become exercisable in cumulative increments, or “vest,” as determined by the plan administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2015 Plan may be subject to different vesting schedules as the plan administrator may determine. The plan administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Unless the plan administrator provides otherwise, an optionholder generally may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the plan administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the plan administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

●	the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

●	the term of the ISO must not exceed five years from the date of grant.

If this Proposal 2 is approved, the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the 2015 Plan will be 1,500,000 shares.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2015 Plan, the plan administrator does not have the authority to reprice any outstanding stock option, stock appreciation right or other stock award by reducing the exercise, purchase or strike price of the stock option, stock appreciation right or other stock award, or to cancel any outstanding stock option, stock appreciation right or other stock award that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Restricted Stock Awards

Restricted stock awards may be granted under the 2015 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the plan administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2015 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the plan administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the plan administrator and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2015 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the plan administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The plan administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the plan administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the 2015 Plan.

Performance Awards

The 2015 Plan allows us to grant stock based performance awards. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee.

In granting a performance award intended to qualify as “performance-based compensation,” our compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Our compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2015 Plan and described below. As soon as administratively practicable following the end of the performance period, our compensation committee will certify (in writing) whether the performance goals have been satisfied.

Performance goals under the 2015 Plan may be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; and (32) other measures of performance selected by the plan administrator.

Performance goals may be based on a company-wide basis and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, our compensation committee may provide that performance will be appropriately adjusted as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the plan administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2015 Plan. The plan administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator.

Clawback/Recovery

Stock awards granted under the 2015 Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, our board of directors may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Changes to Capital Structure

In the event of certain capitalization adjustments, the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2015 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions

In the event of certain specified corporate transactions, the plan administrator will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the plan administrator at the time of grant:

●

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

●	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

●	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

●

cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for such cash consideration or no consideration, as our board of directors may consider appropriate; or

●

make a payment, in such form as may be determined by our board of directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable in connection with such exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner. The plan administrator may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2015 Plan, a corporate transaction generally means the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

In the event of a change in control, a stock award under the 2015 Plan may be subject to additional acceleration of vesting and exercisability as may be provided in the stock award agreement for such stock award or as may be provided in any other written agreement between the participant and us or any of our affiliates.

A change in control generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) a complete dissolution or liquidation of the company, except for a liquidation into a parent corporation; (iv) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (v) when a majority of our board of directors becomes composed of individuals whose nomination, appointment, or election was not approved by a majority of our board members or their approved successors.

Plan Amendments and Termination

Our board of directors will have the authority to amend or terminate the 2015 Plan at any time. However, except as otherwise provided in the 2015 Plan, no amendment or termination of the 2015 Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2015 Plan as required by applicable law and listing requirements. No ISOs may be granted under the 2015 Plan after the tenth anniversary of the date the 2015 Plan was adopted by our board of directors. Unless terminated sooner by our board of directors, the 2015 Plan will automatically terminate on December 3, 2025.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2015 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The 2015 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the 2015 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2015 Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Benefits to Named Executive Officers and Others.

No awards have been granted under the Amended 2015 Plan. If the 2015 Plan amendment is approved, awards will be granted at the discretion of the Committee. Accordingly, future benefits under the 2015 Plan are not determinable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2018.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	381,918	2.15	236,037

Equity compensation plans not approved by security holders	1,206,096	$2.89	—

Total	1,588,014	$2.72	236,037

As of December 31, 2018, there were outstanding options under the 2015 Plan to purchase 381,918 shares of common stock, and 236,037 shares were available for future grants.

On October 12, 2004, we adopted the 2004 Stock Option Plan (the 2004 Plan). The 2004 Plan was not presented to stockholders for approval and thus incentive stock options were not available under this plan. Under the terms of this plan, 166,667 shares of common stock were reserved for issuance to employees, officers, directors, and consultants at exercise prices which may not be below 85% of fair market value. The term of stock options granted may not exceed ten years. Options issued under the 2004 Plan vest pursuant to the terms of stock option agreements with the recipients. In the event of a change in control, as defined, all options outstanding vest immediately. The 2004 Plan expired in October 2014. As of December 31, 2018, there were outstanding options under the 2004 Plan to purchase 33,335 shares of common stock and no shares were available for future grants.

In addition to options issued under the 2004 and 2015 Plans, we have issued options to purchase common stock to employees, officers, directors and consultants outside of the plans. As of December 31, 2018, there were outstanding non-plan options to purchase 1,172,761 shares of common stock. The terms of these outstanding options are substantially similar to the provisions of the 2014 and 2015 Plans and options issued thereunder.

Required Vote

In accordance with Delaware law, approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends a vote FOR the proposal to approve the amendment to the BIO-key International, Inc. 2015 Equity Incentive Plan

PROPOSAL 3: RATIFICATION OF THE SELECTION OF ROTENBERG MERIL SOLOMON BERTIGER & GUTTILLA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019

The audit committee has appointed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg Meril”) to audit and report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2019. Rotenberg Meril served as our independent registered public accounting firm for the fiscal year ended December 31, 2018.

The board of directors is submitting the selection of Rotenberg Meril for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but our board of directors and the audit committee believe the submission provides an opportunity for stockholders through their vote to communicate with the board and the audit committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Rotenberg Meril, the audit committee will reconsider, but will not be required to rescind, the selection of that firm as our independent registered public accounting firm. Representatives of Rotenberg Meril will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting.

The audit committee has the authority and responsibility to retain, evaluate and replace our independent registered public accounting firm. The stockholders’ ratification of the appointment of Rotenberg Meril does not limit the authority of the audit committee to change our independent registered public accounting firm, as it deems necessary or appropriate, at any time.

Audit and Related Fees

The following table presents fees for professional audit services performed for the audit of our annual financial statements for the years ended December 31, 2018 and 2017 and fees billed and unbilled for other services rendered by it during those periods.

	2018	2017
Audit Fees	$94,542	$99,885
Audit-Related Fees	43,886	15,695
Tax Fees	16,000	18,160
Total Fees	$154,428	$133,740

Audit Fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which are not reported under audit fees. These fees relate primarily to services provided in connection with registration of securities and review of documents filed with the SEC.

Tax Fees consist of fees billed for professional services for tax compliance assistance rendered during the fiscal year.

Audit Committee Pre-Approval Procedures

The audit committee of our board of directors consists of Robert J. Michel (Chairman), Fabian Shin and Pieter Knook. The audit committee approves the engagement of our independent auditors to render audit and non-audit services before they are engaged. All of the fees for 2018 and 2017 shown above were pre-approved by the audit committee.

The audit committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the audit committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Our audit committee will not approve engagements of our independent registered public accounting firm to perform non-audit services for us if doing so will cause our independent registered public accounting firm to cease to be independent within the meaning of applicable SEC rules. In addition, our audit committee considers, among other things, whether our independent registered public accounting firm is able to provide the required services in a more or less effective and efficient manner than other available service providers.

Required Vote

Approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.

The board of directors recommends a vote FOR the proposal to ratify the selection of Rotenberg Meril as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

REPORT OF THE AUDIT COMMITTEE

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. Rotenberg Meril, our independent registered public accounting firm for 2018, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Form 10-K”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In connection with the preparation of our audited financial statements for the year ended December 31, 2018, the audit committee:

●	reviewed and discussed the audited financial statements with management;

●

discussed with Rotenberg Meril, our independent registered public accounting firm, the matters required to be discussed under applicable standards of the of the Public Company Accounting Oversight Board (“PCAOB”); and

●

received the written disclosures and the letter from Rotenberg Meril, our independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding Rotenberg Meril’s communications with the audit committee concerning independence, discussed with Rotenberg Meril its independence, and satisfied itself as to their independence.

Based upon the review and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Form 10-K for filing with the SEC.

THE AUDIT COMMITTEE

Robert Michel (Chairman)
Pieter Knook
Fabian Shin

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say-on-Pay”, as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. However, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us, our board of directors, or any of our board committees.

Although the vote is non-binding, our board of directors and the compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.

We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent, motivating and rewarding executives whose knowledge, skills and performance are critical to our business, ensuring executive compensation is aligned with our corporate strategies and business objectives, and aligning executives’ incentives with the creation of stockholder value.

Resolution

Our stockholders are being asked to approve by advisory vote the following resolution relating to the compensation of our named executive officers as described in this proxy statement:

“RESOLVED that the Company’s stockholders hereby approve the compensation paid to the Company’s executive officers named in the Summary Compensation Table of this proxy statement, as that compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the various compensation tables and the accompanying narrative discussion included in this proxy statement.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Required Vote

Approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends an advisory vote FOR the resolution to approve the executive compensation as disclosed in this proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Reports of all transactions in our common stock by officers, directors and ten percent (10%) stockholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of copies of the reports received, or representations of such reporting persons, we believe that during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to our officers, directors and ten percent (10%) stockholders were satisfied in a timely fashion, except for the late filing of the following Form 4 reports: Thomas Gilley, Thomas E. Bush III, Pieter Knook, Robert J. Michel, Fabian Shin, Cecilia Welch, Yao Jianhui, Barbara Rivera, Mira LaCous, Michael W. DePasquale and Wong Kwok Fong to report option grants or share issuances on March 23, 2018; Micron to report purchases of shares on March 23, 2018 and May 23, 2018; and Fabian Shin, Pieter Knook and Robert J. Michel to report share issuances on August 14, 2018.

STOCKHOLDER PROPOSALS

Stockholder Proposals to Be Included in the Company’s Proxy Statement

Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be included for the 2020 Annual Meeting, stockholder proposals must be received by us at our principal executive offices located at 3349 Highway 138, Building A, Suite E, Wall, NJ 07719 no later than December 31, 2019, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder Proposals Not to Be Included in the Company’s Proxy Statement

Stockholders wishing to present proposals for action at an annual meeting apart from proposals pursuant to Rule 14a-8 must do so in accordance with our bylaws. A stockholder must give timely notice of the proposed business to the Secretary at the executive offices referred to above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 60 days, from such anniversary date, to be timely, a stockholder’s notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (a) the 60th day prior to such annual meeting and (b) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For each matter the stockholder proposes to bring before the meeting, the notice to the Secretary must include: (i) a brief description of the business proposed to be brought before the meeting; (ii) the name and address, as they appear in our books, of the stockholder proposing such business; (iii) the class and number of shares of Company stock that are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

Our bylaws require that stockholders who wish to make a nomination for the election of a director or to bring any other matter before a meeting of the stockholders must give written notice of their intent to our Secretary not more than 90 days and not less than 60 days in advance of the first anniversary of the preceding year’s annual meeting of stockholders. Such proposals must be submitted in writing at the address shown above, so that it is received between April 14, 2020 and March 15, 2020. However, that in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 60 days, from such anniversary date, to be timely, a stockholder’s notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (a) the 60th day prior to such annual meeting and (b) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

The notice must set forth: (i) the name, age, business address and, if known, residence address of each such nominee; (ii) principal occupation or employment of each such nominee; (iii) the number of shares of stock of the Company that are beneficially owned by each such nominee; and (iv) any other information concerning such nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act. In addition, as to the stockholder giving the notice, the notice must include: (1) the name and record address of such stockholder; and (2) the class and number of shares of Company stock beneficially owned by such stockholder. Our nominating and corporate governance committee will consider all director candidates recommended by any stockholder on the same basis as candidates recommended by the board and other sources. The presiding officer at the annual meeting is required to determine whether any nomination was properly brought before the annual meeting in accordance with our bylaws. If such officer determines that any person has not been properly nominated, such officer shall so declare at the meeting and any such nominee shall not be considered in the election.

STOCKHOLDER COMMUNICATIONS

The board of directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the board of directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Cecilia Welch, our Chief Financial Officer, at the principal executive offices of the Company at 3349 Highway 138, Building A, Suite E, Wall, NJ 07719. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the board of directors. The Chief Financial Officer has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. The Chief Financial Officer shall promptly forward any and all such stockholder communications to the entire board of directors or the individual director as appropriate.

OTHER MATTERS

The Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the board of directors has not been advised of any other matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form-10-K, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2018, is being sent to stockholders of record as of April 22, 2019 with this proxy statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Stockholders of record as of April 22, 2019, and beneficial owners of our common stock on that date, may obtain from us without charge additional copies of our Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. If requested, we will provide stockholders with copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. Any requests from a beneficial owner of our common stock must set forth a good faith representation that, as of the record date for this solicitation, April 22, 2019, the person making the request was the beneficial owner of our common stock. Such written requests should be directed to us at, 3349 Highway 138, Building A, Suite E, Wall, NJ 07719, Attention: Chief Financial Officer.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, www.bio-key.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

By Order of the Board of Directors
Michael W. DePasquale
Chairman of the Board of Directors

APPENDIX A

bio-key international, inc.

Amended and Restated 2015 Equity Incentive Plan

Adopted by the Board of Directors: December 4, 2015 and March 21, 2019

Approved by Stockholders: January 27, 2016 and June 13, 2019

Effective Date: December 4, 2015

Termination Date: December 3, 2025

1.     General.

(a)     Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b)     Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(c)     Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2.     Administration.

(a)     Administration by Committee. The Plan shall be administered by the Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Non-Employee Directors, all references in the Plan to the Committee shall be deemed to be references to the Board.

(b)     Powers of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion:

(i)     To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii)     To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

1

(iii)     To settle all controversies regarding the Plan and Awards granted under it.

(iv)     To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)     To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)     To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii)     To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii)     To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

(ix)     Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)     To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c)     Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, in each case who each also satisfy the requirements to serve on the Compensation Committee prescribed by the principal securities market on which the Company’s securities are traded.

2

(d)     Effect of Committee’s Decision. All determinations, interpretations and constructions made by the Committee or the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e)     Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3.     Shares Subject to the Plan.

(a)     Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed One Million Five Hundred Thousand (1,500,000) shares.

(b)     Reversion of Shares to the Share Reserve. If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan.

(c)     Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be One Million Five Hundred Thousand (1,500,000) shares of Common Stock.

(d)     Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.     Eligibility.

(a)     Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)     Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

3

5.     Provisions relating to Options and Stock Appreciation Rights.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)     Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b)     Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted.

(c)     Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Committee in its sole discretion, by any combination of the methods of payment set forth below. The Committee shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i)     by cash, check, bank draft or money order payable to the Company;

(ii)     pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)     by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)     if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)     in any other form of legal consideration that may be acceptable to the Board.

4

(d)     Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, solely as determined by the Committee and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(e)     Transferability of Options and SARs. The Committee may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Committee shall determine. In the absence of such a determination by the Committee to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i)     Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Committee may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)     Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)     Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f)     Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)     Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

5

(h)     Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)     Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j)     Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(k)     Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

6

6.     Provisions of Stock Awards other than Options and SARs.

(a)     Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Committee’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)     Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Committee, in its sole discretion, and permissible under applicable law.

(ii)     Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Committee.

(iii)     Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)     Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Committee shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)     Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)     Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)     Consideration. At the time of grant of a Restricted Stock Unit Award, the Committee will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Committee, in its sole discretion, and permissible under applicable law.

7

(ii)     Vesting. At the time of the grant of a Restricted Stock Unit Award, the Committee may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)     Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Committee and contained in the Restricted Stock Unit Award Agreement.

(iv)     Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Committee , as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)     Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Committee and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Committee, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Committee. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying shares of Common Stock covered by the Restricted Stock Unit Award Agreement to which the dividends relate.

(vi)     Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)     Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Committee may determine that cash may be used in payment of Performance Stock Awards.

(d)     Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8

7.     Covenants of the Company.

(a)     Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b)     Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)     No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.     Miscellaneous.

(a)     Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)     Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)     Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)     No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

9

(e)     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f)     Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)     Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding an amount of tax based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h)     Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i)     Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

10

(j)     Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Common Stock is publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

9.     Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)     Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 6(c)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)     Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Committee may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)     Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Committee at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Committee shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)     arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)     arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

11

(iii)     accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)     arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)     cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)     make a payment, in such form as may be determined by the Committee equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Committee need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d)     Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10.     Termination or Suspension of the Plan.

(a)     Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on December 3, 2025. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)     No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.     Effective Date of Plan.

This Plan shall become effective on the Effective Date, provided that no Incentive Stock Options shall be granted hereunder unless the Plan is approved by the Company’s stockholders prior to such grant or within twelve (12) months following any such grant.

12.     Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.     Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below

(a)     “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

12

(b)     “Award” means a Stock Award or a Performance Cash Award.

(c)     “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f)      “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g)      “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

13

(ii)     there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)     there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)     individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board), such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h)     “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i)     “Committee” means a committee of two or more Directors established in accordance with Section 2.

(j)     “Common Stock” means the common stock of the Company.

(k)     “Company” means BIO-key International, Inc., a Delaware corporation.

14

(l)     “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m)     “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service ; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)     “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)     the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)     the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)     the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o)     “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(p)     “Director” means a member of the Board.

(q)     “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

15

(r)     “Effective Date” means December 4, 2015.

(s)     “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)     “Entity” means a corporation, partnership, limited liability company, or other entity.

(u)     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w)     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)     Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)     In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)     “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)     “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

16

(z)     “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb)     “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc)     “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd)     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee)     “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff)     “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg)     “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)     “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)      “Performance Criteria” means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) other measures of performance selected by the Board.

17

(jj)     “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Committee (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Committee shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(kk)     “Performance Period” means the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

(ll)     “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(mm)     “Plan” means this BIO-key International, Inc. Amended and Restated 2015 Equity Incentive Plan.

(nn)     “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo)     “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(pp)     “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq)     “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

18

(ss)     “Securities Act” means the Securities Act of 1933, as amended.

(tt)     “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(uu)     “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(vv)     “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ww)     “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(xx)     “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(yy)     “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

19

BIO-KEY INTERNATIONAL, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 12, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 12, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E79628-P25242

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIO-KEY INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR ALL on proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael W. DePasquale
02) Wong Kwok Fong (Kelvin)
03) Robert J. Michel
04) Thomas E. Bush, III
05) Pieter Knook
06) Thomas Gilley
07) Yao Jianhui
08) Fabian Shin

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

E79629-P25242

BIO-KEY INTERNATIONAL, INC.
Annual Meeting of Stockholders
June 13, 2019 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Michael W. DePasquale as his or her true and lawful agent and proxy with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of BIO-key International, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 13, 2019 at 10:00 a.m., local time, at the offices of Fox Rothschild LLP, 997 Lenox Drive, Building 3, Lawrenceville, NJ 08648, and at any adjournment(s), continuation(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged), and in his discretion upon any other matters which may properly come before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5.

Continued and to be signed on reverse side